AMENDMENT NO. 1
                            TO DIGNITY PARTNERS, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


A. All references to "Dignity Partners, Inc." contained in the Dignity Partners, Inc. Stock Option Plan for Non-Employee Directors (the "Plan"), including references on the cover page, table of contents, page one and Section 1 of the Plan, are hereby amended to refer to "Point West Capital Corporation,"

B. Section 2 of the Plan is amended to delete therefrom the definition of "Committee" and the definition of "Rule l6b-3."

C. The first sentence of Section 3(a) of the Plan is amended and restated to read in its entirety as follows:

                  Subject to Sections 3(b) and 7, the number of Common Shares issued or transferred upon exercise of Option Rights, plus the number of Common Shares covered by outstanding Option Rights shall not in the aggregate exceed 150,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

D. Section 6(f) of the Plan is amended and restated to read in its entirety as follows:

                  Except  as  set  forth   below,   no  Option  Right  shall  be
                  transferable other than by will or the laws of descent and distribution and each Option Right may be exercised, during an Optionee's lifetime, only by the Optionee or, in the event of the Optionee's incapacity, including incapacity arising from a Disability, by the Optionee's guardian or legal representative acting in a fiduciary capacity. Notwithstanding the foregoing,
                  (i) an Optionee may transfer part or all of an Option Right to one or more persons, each of whom is a "family member" of the Optionee (within the meaning of General Instruction A(5) of Form S-8) provided that (A) the Optionee, at the time or within 12 months prior to the time of the notice referred to in clause (C) below, is or was serving as a Director of the Corporation, (B) each such transfer is without value through a gift or a domestic relations order, (C) the Optionee provides to the Corporation at least 15 days prior written notice of each such transfer, and (D) the Optionee and each such family member provides to the Corporation prior to each such transfer
                  any   additional   information   and   documentation   as  the
                  Corporation may request to confirm that the provisions of this clause (i) are
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                  satisfied   and  that  Form  S-8  will  be  available  to  the
                  Corporation  with  respect  to any  exercise(s)  of the Option
                  Right  by  each  such  family  member  transferee,   and  (ii)
                  thereafter, such family member transferee may exercise such Option Right. No transferee of an Option Right may transfer such Option Right to any other person.

E. All references to "the Committee" contained in Section 7 of' the Plan are hereafter amended to read "the Board."

F. The first sentence of Section 9 of the Plan is amended and restated to read in its entirety as follows:

                  This Plan shall be administered by the Board.

G. All references to "the Committee" contained in Section 9 of the Plan are hereafter amended to read "the Board."

H. Section 10 of the Plan is hereby amended and restated to read in its entirety as follows:

         10.      Amendments. This Plan may be terminated, and from time to time
         ---      ----------
                  amended  by the  Board;  provided,  however,  that  except  as
                                           --------   -------
                  provided in Section 7, no such amendment shall increase the number of Common Shares specified in Section 3(a) without further approval of the stockholders of the Corporation. No amendment or termination of the Plan shall adversely affect any outstanding Option Right without the consent of the Optionee.

I.       Section 12 of the Plan is hereby amended to delete therefrom subsection
         4(c).

J. Section 13(c) of the Plan is hereby amended and restated to read in its entirety as follows:

         (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any of Bradley N. Rotter, Alan B. Perper or John Ward Rotter or any of their respective family members or affiliates) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;